Other long-term receivables	6 Months Ended
Jun. 30, 2026
Other long-term receivables
Other long-term receivables

10.Other long-term receivables

	As at
	June 30,	December 31,
(in EUR 000)	2026	2025
R&D tax incentive	1,258	1,233
Prepayment option	66	91
Cash guarantees	507	394
Total other long term receivables	1,831	1,718

The other long-term receivables consist of cash guarantees for an amount of €0.5 million (2025: €394,000), prepayment options valued at €66,000 (2025: €91,000) and an R&D tax incentive in Belgium for an amount of €1.3 million (2025: €1.2 million) related to certain development activities and clinical trials. The Company recognizes the research and development incentive as a long-term receivable and as a deduction from the carrying amount of the (in)tangible asset.

For further details regarding the prepayment options, refer to 18.2.

The R&D tax incentive recorded as at June 30, 2026 relates to investments both on tangible and intangible assets for the years 2022 until 2026. The incentives are expected to be received 5 years after the investments are made. However, following the Law of May 12, 2024 (Belgian Gazette May 29, 2024), the Belgian R&D tax credit regime has been amended. As of 2024, the R&D tax incentive will be refunded after 4 years instead of 5 years. We refer to note 24.